SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

September 24, 2003

Date of Report

LNR PROPERTY CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-13223	65-0777234
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1601 Washington Avenue, Suite 800, Miami Beach, Florida	33139
(Address of Principal Executive Offices)	(Zip Code)

(305) 695-5500

(Registrant’s Telephone Number, Including Area Code)

Item 7.    Financial Statements and Exhibits.

(c)	Exhibits

Exhibit No.	Description of Document

99.1	Press release issued by LNR Property Corporation on September 23, 2003.

Item 9.    Regulation FD Disclosure (including information furnished under Item 12).

On September 23, 2003, LNR Property Corporation issued a press release announcing its earnings for the quarter and nine months ended August 31, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 24, 2003

By:	/S/ SHELLY RUBIN
Name: Shelly Rubin Title: Vice President and Chief Financial Officer (Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description of Document

99.1	Press release issued by LNR Property Corporation on September 23, 2003.